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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 333-39571 and 333-91659, on Form S-8.

                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 28, 2000